Related party transactions	12 Months Ended
Dec. 31, 2016
Related Party Transactions [Abstract]
Related party transactions
Related party transactions

The significant related parties of the Company are as follows:
(i) Transactions with investees and associates, over which the Company has significant influence:

•	Seadrill Partners

•	Archer

•	SeaMex

•	Seabras Sapura

(ii) Transactions with those holding significant influence over the Company:

•	Hemen and affiliated companies

Seadrill Partners
As at January 2, 2014, the date of deconsolidation, Seadrill Partners is considered to be a related party and not a controlled subsidiary of the Company. Prior to the deconsolidation, Seadrill Partners was a consolidated subsidiary of the Company, and all inter-group transactions were eliminated in the Company’s Consolidated Financial Statements.

The net income/(expenses) with Seadrill Partners for the years ended December 31, 2016, 2015, and 2014 were as follows:

	Year ended December 31,
(In US$ millions)	2016	2015	2014
Management fees charged to Seadrill Partners - Other revenues (a) and (b)	65	75	59
Rig operating expenses charged to Seadrill Partners - Other revenues (c)	25	29	22
Contingent consideration	21	47	—
Insurance premiums charged to Seadrill Partners (d)	16	20	21
Rig operating costs charged by Seadrill Partners (e)	(11)	(13)	—
Bareboat charter arrangements (f)	10	(2)	(26)
Intercompany inventory purchases	(1)	—	—
Interest expenses charged to Seadrill Partners (g)	12	16	40
Interest recognized on deferred consideration receivable	5	8	—
Derivatives recharged to Seadrill Partners (h)	4	10	42
Net related party income from Seadrill Partners	146	190	158

Receivables/(payables) with Seadrill Partners and its subsidiaries as at December 31, 2016 and 2015 consisted of the following balances:

(In US$ millions)	December 31, 2016	December 31, 2015
Rig financing agreements and Loan Agreements (i)	160	197
$109.5 million Vendor financing loan (j)	—	110
Deferred consideration receivable (k)	61	96
Other receivables (l)	189	355
Other payables (l)	(80)	(179)

The following is a summary of the related party agreements with Seadrill Partners:
a) Management and administrative service agreements
In connection with the IPO, subsidiaries of Seadrill Partners, entered into a management and administrative services agreement with Seadrill Management, a wholly owned subsidiary of the Company, pursuant to which Seadrill Management provides to Seadrill Partners certain management and administrative services. The services provided by Seadrill Management are charged at cost plus management fee to be agreed upon from time to time by the parties. In April 2016, the agreement was extended for an indefinite term and can be terminated providing 90 days written notice. During the twelve months ended December 31, 2016 the management fee has ranged from 4.85% to 8% of costs and expenses incurred in connection with providing these services.

b) Technical and administrative service agreement
In connection with the IPO, subsidiaries of Seadrill Partners entered into certain advisory, technical and/or administrative services agreements with subsidiaries of the Company. The services provided by the Company’s subsidiaries are charged at cost plus service fee equal to approximately 5% of costs and expenses incurred in connection with providing these services.

Income recognized under the above agreements (a) & (b) for the period ended December 31, 2016 was $65 million (2015: $75 million; 2014: $59 million).

c) Rig operating costs charged to Seadrill Partners
Seadrill has charged to Seadrill Partners certain rig operating costs in relation to costs incurred on behalf of the West Polaris operating in Angola in 2016 and 2015 and the West Vencedor which operated in Angola in 2015. The total other revenues earned for the year ending December 31, 2016 was $25 million (2015: $29 million; 2014: $22 million).

d) Insurance premiums
The Company negotiates insurance for drilling units on a centralized basis. The total insurance premiums related to Seadrill Partners drilling units recharged to Seadrill Partners were $16 million for the year ending December 31, 2016 (2015: $20 million; 2014: $21 million).

e) Rig operating costs charged by Seadrill Partners
Seadrill Partners has charged to Seadrill, through its Nigerian service company, certain services, including the provision of onshore and offshore personnel, which was provided for the West Jupiter and West Saturn drilling rigs operating in Nigeria. The total rig operating expenses incurred for the period ending December 31, 2016 was $11 million (2015: $13 million; 2014: nil).

f) Bareboat charter arrangements
In connection with the transfer of the West Aquarius operations to Canada, the West Aquarius drilling contract was assigned to Seadrill Canada Ltd., a wholly owned subsidiary of Seadrill Partners, necessitating certain changes to the related party contractual arrangements relating to the West Aquarius. Seadrill China Operations Ltd, the owner of the West Aquarius and a wholly-owned subsidiary of Seadrill Partners, had previously entered into a bareboat charter arrangement with Seadrill Offshore AS, a wholly-owned subsidiary of Seadrill, providing Seadrill Offshore AS with the right to use the West Aquarius. In October 2012, this bareboat charter arrangement was replaced with a new bareboat charter between Seadrill China Operations Ltd and Seadrill Offshore AS, and at the same time, Seadrill Offshore AS entered into a bareboat charter arrangement providing Seadrill Canada Ltd. with the right to use the West Aquarius in order to perform its obligations under the drilling contract described above. For year ended December 31, 2016 the net effect to Seadrill of the bareboat charters was an expense of $10 million (2015: $2 million, 2014: $26 million).

(g) Interest expenses
The total interest charged to Seadrill Partners for the loan arrangements, including commitment fees and other fees, was $12 million for the period ending December 31, 2016 (2015: $16 million; 2014: $40 million). Refer to the sections below for details on the financing arrangements.

(h) Derivative interest rate swap agreements
The Company has interest rate swap agreements with Seadrill Partners on a back to back basis with certain of its own interest rate swap agreements. The total net derivative gains and losses charged to Seadrill Partners for the year ended December 31, 2016 was $1 million, (2015: $10 million; 2014: $42 million).

(i) Rig Financing Agreements
In September 2012 prior to the IPO of Seadrill Partners, each of Seadrill Partners controlled subsidiaries that owns the West Capricorn, the West Vencedor, the West Aquarius, and the West Capella, or the rig owning subsidiaries, entered into intercompany loan agreements with the Company in the amount of approximately $523 million, $115 million, $305 million and $295 million respectively, corresponding to the aggregate principal amount outstanding under the external facilities allocable to the West Capricorn, the West Vencedor, the West Aquarius, and the West Capella respectively. During 2013, the rig owning companies of the T-15, T-16, West Leo and West Sirius entered into intercompany loan agreements with Company in the amount of approximately $101 million, $93 million, $486 million and $220 million respectively, corresponding to the aggregate principal amount outstanding under the facilities allocable to the T-15, T-16, West Leo and West Sirius respectively. The Company refers to these arrangements collectively as “Rig Financing Agreements”. Pursuant to these intercompany loan agreements, each rig owning subsidiary can make payments of principal and interest to Seadrill or directly to the third party lenders under each facility, corresponding to payments of principal and interest due under each Rig Financing Agreement that are allocable to each rig.

The Rig Financing Agreements related to the West Aquarius, West Capella, West Leo, West Sirius and West Capricorn were repaid during the year ended December 31, 2014 in conjunction with Seadrill Partners obtaining independent third party financing. The total outstanding principal repaid was $1.5 billion in 2014.

West Vencedor Facility - In June 2014 the Company repaid the underlying $1,200 million senior secured loan relating to the West Vencedor, and as a result the West Vencedor Loan Agreement between the Company and Seadrill Partners was amended to carry on the existing loan on the same terms. The West Vencedor Loan Agreement between the Company and Seadrill Partners was scheduled to mature in June 2015 and all outstanding amounts thereunder would be due and payable, including a balloon payment of $70 million. On April 14, 2015 the Loan Agreement was amended and the maturity date was extended to June 25, 2018. The West Vencedor Loan Agreement bears a margin of 2.25%, a guarantee fee of 1.4% and a balloon payment of $21 million due at maturity in June 2018. The total amount owed by Seadrill Partners to the Company under the remaining West Vencedor Loan agreement as at December 31, 2016 was $41 million (December 31, 2015: $58 million).

T-15 / T-16 Facility - The total amounts owed under the remaining Rig Financing Agreement relating to the T-15 and T-16, totaled $119 million as at December 31, 2016 (December 31, 2015: $139 million). Certain subsidiaries of Seadrill Partners are guarantors under the external facilities in which these rigs are pledged as security. Under the terms of the facilities, the guarantors are jointly and severally liable for other guarantors and the borrower who are party to this facility. The Company has provided an indemnification to Seadrill Partners for any payments or obligations related to these facilities for any losses incurred which do not relate to the T-15 and T-16.

West Vela facility
Under the terms of the $1,450 million secured credit facility agreement, certain subsidiaries of Seadrill and Seadrill Partners relating to the West Vela and West Tellus, are jointly and severally liable for their own debt and obligations under the facility and the debt and obligations of other borrowers who are also party to such agreement.  These obligations are continuing and extend to amounts payable by any borrower under the facility. Seadrill has provided an indemnity to Seadrill Partners for any payments or obligations related to this facility that are not related to the West Vela. As at December 31, 2016, the outstanding balance of Seadrill's portion, relating to the West Tellus, was $353 million and Seadrill Partner's portion, relating to the West Vela was $342 million.

West Polaris facility
In June 2015, the Company completed the sale of the entities that own and operate the West Polaris to Seadrill Partners. One of the entities sold was the sole borrower under $420 million senior secured credit facility. See Note 11 "Disposals of businesses and deconsolidation of subsidiaries" for further details. Seadrill Limited continues to act as a guarantor under the facility. The outstanding balance as at December 31, 2016 was $279 million.

(j) $109.5 million Vendor financing loan
In May 2013, Seadrill Partners borrowed from the Company $109.5 million as vendor financing to fund the acquisition of the T-15. The loan bore interest at a rate of LIBOR plus a margin of 5% and matured in May 2016. The outstanding balance as at December 31, 2016 was nil (December 31, 2015: $110 million).

Revolving credit facility
In October 2012, Seadrill Partners entered into a $300 million revolving credit facility with the Company. The facility is for a term of five years and bears interest at a rate of LIBOR plus 5% per annum, with an annual 2% commitment fee on the undrawn balance. In March 2014 the facility was reduced to a maximum of $100 million. The outstanding balance of $125.9 million was repaid in full in March 2014. As a result, the outstanding balance as at December 31, 2016 was nil (December 31, 2015: nil).

$229.9 million discount note
On December 13, 2013, as part of the acquisition of the West Sirius, a subsidiary of Seadrill Partners issued a zero coupon discount note to the Company for $229.9 million. The note was repayable in June 2015 and upon maturity, the Company was due to receive $238.5 million. In February 2014, Seadrill Partners repaid this note in full.

$70 million discount note
In December 2013, as part of the acquisition of the West Sirius, Seadrill Partners issued a zero coupon discount note to the Company for $70 million. The note was repayable in June 2015 and upon maturity, the Company was due to receive $73 million. In February 2014, Seadrill Partners repaid this note in full.

$100 million discount note
In March 2014, as part of the acquisition of the West Auriga, Seadrill Partners issued a zero coupon discount note to the Company for $100 million. The note is repayable in September 2015 and upon maturity, the Company will receive $103.7 million. In June 2014, Seadrill Partners repaid this note in full.

(k) Deferred consideration receivable
On the disposal of the West Vela and West Polaris to Seadrill Partners, the Company recognized deferred consideration receivables. Refer to the sections below for more information.

West Auriga Disposal
On March 21, 2014, the Company sold the entities that own and operate the West Auriga (the “Auriga business”) to Seadrill Capricorn Holdings LLC, a consolidated subsidiary of Seadrill Partners that is 49% owned by the Company. The entities continue to be related parties subsequent to the sale. Refer to Note 11 "Disposals of businesses and deconsolidation of subsidiaries" for more information.

Sale of limited partner interest in Seadrill Operating LP
On July 21, 2014, the Company sold a 28% limited partner interest in Seadrill Operating LP, a subsidiary of Seadrill Partners, to Seadrill Partners for cash consideration of $373 million. This resulted in a loss on sale of investment of $88 million, which has been recognized within “Share in results from associated companies” in the Company’s Consolidated Statement of Operations. Refer to Note 17 "Investments in associated companies" for more information.

West Vela Disposal
On November 4, 2014, the Company sold the entities that own and operate the West Vela (the “Vela business”) to Seadrill Capricorn Holdings LLC, a consolidated subsidiary of Seadrill Partners and 49% owned by the Company. The entities continue to be related parties subsequent to the sale. Refer to Note 11 "Disposals of businesses and deconsolidated of subsidiaries" for more information.

West Polaris Disposal
On June 19, 2015, the Company sold the entities that owned and operated the West Polaris (the “Polaris business”), to Seadrill Operating LP (“Seadrill Operating”), a consolidated subsidiary of Seadrill Partners LLC and 42% owned by the Company. The entities continue to be related parties subsequent to the sale.

Seadrill Limited continues to act as a guarantor under the $420 million senior secured credit facility relating to the West Polaris, following the sale of the West Polaris to Seadrill Partners in June 2015. The outstanding value this facility as at December 31, 2016 was $279 million. The facility contains a loan-to-value clause, which could require the Company, to post additional collateral or prepay a portion of the outstanding borrowings should the market value of the drilling units fall below 125% of the outstanding loan.

Refer to Note 11 "Disposals of businesses and deconsolidation of subsidiaries" for more information.

(l) Receivables and Payables
Receivables and payables with Seadrill Partners and its subsidiaries are comprised of management fees, advisory and administrative services, and other items including accrued interest. In addition, certain receivables and payables arise when the Company pays an invoice on behalf of Seadrill Partners or its subsidiaries and vice versa. Receivables and payables are generally settled quarterly in arrears. Trading balances to Seadrill Partners and its subsidiaries are unsecured and are intended to be settled in the ordinary course of business.

West Sirius bareboat charter financing loan
In December 2015, an operating subsidiary of Seadrill Partners borrowed from a subsidiary of the Company $143 million in order to provide sufficient immediate liquidity to meet the terms of its bareboat charter termination payment in connection with the West Sirius contract termination. The loan bears interest at a rate of LIBOR plus 0.56% and matures in July 2017. The outstanding balance as at December 31, 2016 was $39 million (December 31, 2015: $143 million). Concurrently, the Company borrowed $143 million from a rig owning subsidiary of Seadrill Partners in order to restore its liquidity with respect to the West Sirius bareboat charter financing loan referred to above. The loan bears interest at a rate of LIBOR plus 0.56% and matures in July 2017. The outstanding balance as at December 31, 2016 was $39 million (December 31, 2015: $143 million). Each of the loan parties understand and agree that the loan agreements act in parallel with each other. These transactions have been classified within current and non-current portions of "Amount due from related parties", "Amounts due to related parties" and "Long-term debt due to related parties".

West Sirius Spare parts agreement
During the year ended December 31, 2015, a subsidiary of the Company entered into an agreement with Seadrill Partners to store spare parts of Seadrill Partners’ West Sirius rig while it is stacked. The Company is responsible at its own cost for the moving and storing of the spare parts during the stacking period. The Company may use the spare parts of the West Sirius during the stacking period, but must replace them as required by Seadrill Partners at its own cost.

Guarantees
Seadrill provides certain guarantees on behalf of Seadrill Partners.

•	Guarantees in favor of customers, which guarantee the performance of the Seadrill Partners drilling units, totaled $185 million as at December 31, 2016 (2015: $370 million);

•
Guarantees in favor of banks provided on behalf of Seadrill Partners totaled $621 million as at December 31, 2016 and correspond to the outstanding credit facilities relating to the West Polaris and West Vela (2015: $698 million); and

•	Guarantees in favor of suppliers provided on behalf of Seadrill Partners, relating to custom guarantees in Nigeria, totaled $0.4 million (2015: $86 million).

Related parties to Hemen Holding Limited (“Hemen”)
Since the Company's formation, Seadrill's largest shareholder has been Hemen, which currently holds approximately 23.6% of shares in the Company.  The Company transacts business with the following related parties, being companies in which Hemen has a significant interest:

•	Ship Finance International Limited (“Ship Finance”);

•	Metrogas Holdings Inc (“Metrogas”);

•	Archer;

•	Frontline Management (Bermuda) Limited (“Frontline”); and

•	Seatankers Management Norway AS (“Seatankers”).

Ship Finance Transactions
The Company has entered into sale and lease back contracts for several drilling units, with subsidiaries of Ship Finance. The Company has determined that the Ship Finance subsidiaries, which own the units, are variable interest entities (VIEs), and that the Company is the primary beneficiary of the risks and rewards connected with the ownership of the units and the charter contracts. Accordingly, these VIEs are fully consolidated in the Company’s Consolidated Financial Statements. The equity attributable to Ship Finance in the VIEs is included in non-controlling interests in the Company’s Consolidated Financial Statements (See Note 35 "Variable interest entities" to the Consolidated Financial Statements included herein).

The units that are currently leased back from Ship Finance are the West Taurus, West Hercules, and West Linus. The West Polaris was previously leased back from Ship Finance, but was repurchased in 2014, before subsequently being sold to Seadrill Partners, as described below.

During the years ended December 31, 2016, 2015 and 2014, the Company incurred the following lease costs on units leased from the Ship Finance subsidiaries.

	Year ended December 31,
(US$ millions)	2016	2015	2014
West Polaris (1)	—	—	55
West Hercules	52	55	75
West Taurus	57	57	111
West Linus	82	81	59
Total	191	193	300

(1) The West Polaris was repurchased from Ship Finance on December 30, 2014, and subsequently sold to Seadrill Partners on June 18, 2015.

These lease costs are eliminated on consolidation.

On December 30, 2014 the Company entered into a share sale and purchase agreement with Ship Finance, where the Company acquired 100% of the equity interests in SFL West Polaris Limited, which was the owner of West Polaris. In addition the Company purchased an outstanding loan of SFL West Polaris Limited of $97 million from Ship Finance. The acquisition price for the shares of the SFL West Polaris and the loan receivable amounted to a total of $111 million. The consideration for the shares and loan was settled on January 5, 2015. See Note 35 "Variable interest entities" for more details.

On June 28, 2013, Seadrill's subsidiary NADL sold the entity that owns the newbuild jack-up, West Linus, to the Ship Finance subsidiary SFL Linus Ltd. The purchase consideration for this reflected the market value of the rig as at the delivery date which was $600 million. This rig was simultaneously chartered back over a period of 15 years to NADL. Upon closing, SFL Linus Ltd received a $195 million loan from Ship Finance which bears an interest of 4.5% per annum and matures in 2029. During 2014 the loan was reduced to $125 million, and is reported as long-term debt due to related parties in the Company's Consolidated Balance Sheet as at December 31, 2016.

On July 1, 2010, the Company's consolidated VIEs, SFL Deepwater Ltd and SFL Polaris Ltd, paid a dividend of $290 million and $145 million respectively to Ship Finance. Ship Finance simultaneously granted loans to SFL Deepwater Ltd and SFL Polaris Ltd for the same amounts. The loans bear interest at 4.5% per annum and are reported as long-term debt due to related parties in the Consolidated Balance Sheet as the loans mature in 2023. The loan relating to SFL Polaris Ltd was repaid when the Company was repurchased from Ship Finance on December 30, 2014 as described above.

As at December 31, 2016 the VIEs had gross loans outstanding to Ship Finance amounting to $415 million and net loans of $330 million, due to the fact that the right of offset is established in the long-term loan agreements, and the balances are intended to be settled on a net basis (2015: gross loans of $415 million and net loans of $387 million). The net related party loans are disclosed as “Long-term debt due to related parties” on the Consolidated Balance Sheet. The loans bear interest at a fixed rate of 4.5% per annum. The total interest expense of the loans for 2016 was $19 million (2015: $19 million, 2014: $24 million).

Metrogas transactions
In the past the Company has entered into agreements with Metrogas primarily to manage short-term working capital requirements. The Company had the following transactions with Metrogas:

On December 20, 2012, Seadrill sold the Company’s holding in a NADL unsecured bond of $500 million to Metrogas plus accrued interest of $9 million with a call option to repurchase the bond in full for a price equal to par plus unpaid accrued interest on the date of repurchase with a maturity date in June 2013. The obligation was recorded as a long term related party liability. In conjunction with this arrangement the Company have also entered into an agreement to settle dividends payable to Metrogas in return for a short term unsecured loan of $93 million (see below). The North Atlantic bond bears a coupon of 7.75% per annum payable semi-annually in arrears. The net proceeds from these arrangements were $415 million. On May 31, 2013, the Company exercised its option to repurchase the bond from Metrogas, and as a result the bond is eliminated in the Consolidated Financial Statements at December 31, 2016.

On December 21, 2012, the Company obtained a short term loan of $93 million from Metrogas. The loan bears interest of LIBOR plus a margin and was repaid in full on May 2, 2013.

On December 31, 2012, the Company obtained a short term loan from Metrogas at NOK140 million. The loan bears interest of NIBOR plus a margin and was repaid in full on January 2, 2013.

On February 27, 2013, the Company obtained a short-term loan from Metrogas at NOK300 million. The loan had an interest of NIBOR plus a margin and was repaid in full on March 12, 2013.

On March 27, 2013, the Company obtained a short-term loan from Metrogas at NOK700 million. The loan had an interest of NIBOR plus a margin, and was repaid in full on April 3, 2013.

On July 19, 2013, the Company entered into a loan agreement with Metrogas at NOK1,500 million. The loan had an interest of NIBOR plus a margin of 3.5% and was repaid in full on October 9, 2013.

On September 20, 2013, the Company obtained a short-term loan from Metrogas at $99 million. The loan had an interest of LIBOR plus a margin of 3.0%, and was repaid in full on September 30, 2013.

On December 10, 2013, the $1,121 million facility with Lloyds Bank TSB as agent was transferred to DNB Bank ASA as new agent and to Metrogas, as the lender. There have been no other changes to the facility. As Metrogas is a related party of the Company, the proportion of the facility related to Metrogas at $840 million was accordingly reclassified as debt due to related parties on the Consolidated Balance Sheet as at December 31, 2014. On February 21, 2014, Seadrill Partners entered into a term loan B agreement for $1.8 billion due in February 2021 in which some of the proceeds were used to repay the portion of this facility that is related to the West Leo, which totaled $472.6 million as at December 31, 2013. The amount that was paid to Metrogas was $436 million.

On August 26, 2014, the $1,121 million facility was repaid in full, and replaced by a new $1,350 million senior secured credit facility with a syndicate of banks and DNB Bank ASA as agent. The Company recognized a $16 million gain on debt extinguishment within "Gain/(loss) on debt extinguishment" in the Company’s Consolidated Statement of Operations; see Note 23 "Long-term debt" for more information.

The total interest expense of the above loans relating to Metrogas for 2016 was nil (2015: $0 million; 2014: $1 million).

On March 6, 2015, the Company purchased a $50 million subordinated loan made by Metrogas, a related party, to Archer. Please refer to Archer transactions below for further information.

Frontline Management transactions
Frontline provides management support and administrative services for the Company, and charged the Company fees of $3 million, $4 million and $4 million for these services in the years 2016, 2015 and 2014, respectively. These amounts are included in “General and administrative expenses”.

Seatankers Management transactions
The Company and its subsidiaries receive services from Seatankers Management Norway AS, an affiliate of Hemen. The fee was $1.6 million, $1 million, and nil for the years ended December 31, 2016, 2015 and 2014, respectively.

Other related parties

Archer transactions
From time to time, the Company may enter into transactions with Archer, Seadrill's former consolidated subsidiary and current associate investment, related to Archer’s working capital requirements and debt restructuring. Seadrill has provided a range of support for Archer including loans, guarantees and capital injections, in order to support the best interests of Archer and Seadrill.

The Company has had the following transactions with Archer for the years ended December 31, 2016, 2015, and 2014:

Loan agreements
On March 6, 2015, the Company purchased a $50 million subordinated loan made by Metrogas, a related party, to Archer. The aggregate consideration paid for the loan by the Company to Metrogas was $51 million which is equal to the sum of the outstanding principal amount of $50 million and $1 million accrued commitment fee and interest on the loan. The loan bears interest at 7.5% per annum and has a commitment fee of 1% on any undrawn amount. As at the date of the purchase by the Company there was no undrawn amount. Interest and any commitment fee is due upon maturity of the loan on June 30, 2018.

In the year ended December 31, 2015, the Company’s $50 million subordinated loan to Archer was written down to nil due to the Company’s share of net losses of Archer reducing the investment balance. The Company’s accounting policy, once its investment in the common stock of an investee has reached nil, is to apply the equity method to other investments in the investees securities, loans and or advances based on seniority and liquidity. The Company’s share of equity method losses or gains is determined based on the change in the Company’s claim on net assets of the investee. Archer’s net losses and other comprehensive income were therefore applied to the Company’s loan to Archer at its invested ownership of 39.89%.

On May 27, 2016, the Company granted a $75 million subordinated loan to Archer. The loan bears interest at a rate of 10.0% per annum and is repayable together with the interest on June 30, 2018.

During 2016, the $75 million loan was written down by $48 million due to the Company’s share of net losses of Archer reducing the investment balance. The Company’s accounting policy once it’s investment in the common stock of an investee has reached nil is to apply the equity method to other investments in the investees securities, loans and or advances based on seniority and liquidity. The Company’s share and equity method losses or gains is determined based on the change in the Company’s claim on net assets of the investee. Archer’s net losses and other comprehensive income were therefore applied to the Company’s loan to Archer at its invested ownership of 39.72%. The outstanding book value of the loan as at December 31, 2016 was $27 million, excluding accrued interest.

The total net interest income of the above loans relating to Archer for 2016 was $8.0 million (2015: $3.0 million; 2014: $0.0 million).

Guarantees
On March 7, 2013, the Company provided a guarantee to Archer on its payment obligations on a certain financing arrangements. The maximum liability to the Company is limited to $100 million. The guarantee fee is 1.25% per annum. On July 31, 2013, the Company provided Archer with an additional guarantee of $100 million, which was provided as part of Archer’s divestiture of a division, to support Archer’s existing bank facilities. During 2014, the guarantees above were increased to a total of $250 million. The guarantee fee is 1.25% per annum.

On December 9, 2013, the Company provided Archer Topaz Limited, a wholly owned subsidiary of Archer, with a guarantee of a maximum of EUR 48.4 million (2015: EUR 48.4 million), to support Archer’s credit facilities. The guarantee fee is 1.25% per annum.

On February 5, 2014, the Company provided Archer with a guarantee of a maximum of GBP 10 million, to support Archer’s leasing obligations of a warehouse for a period of 10 years. The guarantee outstanding as at December 31, 2016 was $10 million. (2015: $14 million).

On July 14, 2014, the Company provides Archer Norge AS, a wholly owned subsidiary of Archer, with a guarantee of a maximum of $20 million, to support Archer’s bank guarantee facility. The guarantee fee is 1.25% per annum.

The Company provides Archer Well Services, a wholly owned subsidiary of Archer, with a performance guarantee of a maximum of NOK 66.0 million, or $8.0 million to support Archer’s operations in Norway with a customer.

The total guarantee fees charged to Archer for the year ended December 31, 2016 was $3.9 million (2015: $3.6 million; 2014: $3.7 million) respectively. These guarantee fees are included in "Other financial items and other income/(expense)" within the Consolidated Statement of Operations.

Archer’s refinancing and guarantees
The Company has provided financial support to Archer, a related party, in the form of $278 million in financial guarantees for the benefit of its lenders and $149 million in subordinated loans including accrued interest and fees as at December 31, 2016.

As part of the Company's restructuring plans, we have signed and closed an agreement with Archer and its lenders to extinguish approximately $253 million in financial guarantees provided by us in exchange for a cash payment of approximately $25 million. As part of Archer’s restructuring plans we have also agreed to convert $146 million, including accrued interest and fees, in subordinated loans provided to Archer into a $45 million subordinated convertible loan. The subordinated convertible loan will bear interest of 5.5%, matures in December 2021 and have a conversion right into equity of Archer Limited in 2021 based on a strike price of US$2.083 per share (subject to appropriate adjustment mechanics), which is approximately 75% above the subscription price in Archer’s private placement on February 28, 2017.

The carrying value of the subordinated loan plus accrued interest and fees on the Consolidated Balance Sheet was $43 million as at December 31, 2016. In addition, as at December 31, 2016, the Company recognized a $28 million contingent liability to reflect the potential cash settlement of the guarantees.

Engineering Services
Archer provides certain engineering services for the Company, and charged the Company fees of $1.0 million for the year ended December 31, 2016 (2015: $4.0 million; 2014: $4.0 million) respectively. These amounts are included in "Vessel and rig operating expenses" within the Consolidated Statement of Operations.

SeaMex Limited
As at March 10, 2015, the date of deconsolidation, SeaMex Limited is considered to be a related party and not a controlled subsidiary of the Company. Refer to Note 11 "Disposals of businesses and deconsolidation of subsidiaries" for more information regarding the deconsolidation. The following is a summary of the related party agreements/transactions with SeaMex:

Management and administrative service agreements
In connection with the JV agreement, SeaMex, entered into a management support agreement with Seadrill Management, a wholly owned subsidiary of the Company, pursuant to which Seadrill Management provides SeaMex certain management and administrative services. The services provided by Seadrill Management are charged at cost plus management fee ranging from 4.5% to 8%. The agreement can be terminated by providing 60 days written notice. Income recognized under the management and administrative agreements for the year ended December 31, 2016 was $7 million, respectively (2015: $11 million; 2014: nil).

It is also agreed that Seadrill Jack Up Operations De Mexico, which is a 100% owned subsidiary of SeaMex and provides support services to the rigs acquired by the JV, will continue to provide management services to Seadrill in respect of the rigs West Pegasus, West Freedom and West Castor and charge a fee ranging from of 4.85% to 8% plus costs incurred in connection with managing the rigs on its behalf. Seadrill Jack Up Operations De Mexico has charged the Company fees, under the above agreements for the year ended December 31, 2016 of $5 million (2015: $10 million; 2014: nil). These amounts are included within "Vessel and rig operating expenses".

Loans
$250 million Seller’s credit - In March 2015, the Company provided SeaMex with a $250 million Seller’s credit as part of the settlement of the sale of assets to SeaMex. The Seller’s credit is divided into two facilities, (a) a term loan facility for an amount up to $230 million and (b) a revolving loan facility of up to $20 million. Both facilities bear interest at a rate of LIBOR plus a margin of 6.5% and mature in December 2019. Interest on the Seller’s credit is payable quarterly in arrears. The loan facility is subordinated to SeaMex's external debt facility. The outstanding balance as at December 31, 2016 was $250 million (2015: $250 million). In 2015 the Company agreed to forgive accrued interest of $10 million against the Seller's credit in relation to the contract extension of the West Pegasus with Pemex.

$162 million consideration receivable - SeaMex agreed to pay to the Company an amount of $162 million being consideration receivable in relation to the sale of the West Titania to the Joint Venture. This amount was paid in full during July 2015.

$45 million loan facility - In November 2016, the terms attached to the $45.0 million funding from Seadrill were formalized, with an effective date of May 2015. The funding was provided on formation of the JV to fund short term working capital requirements. The facility bears interest at a rate of LIBOR plus a margin of 6.5% payable quarterly in arrears. The loan facility is subordinated to SeaMex's external debt facility. In the year ended December 31, 2015 the $45 million was classified within "Short-term amounts due from related parties" on the Consolidated Balance Sheet as there were no formal terms. In the year ended December 31, 2016, upon formalization this was reclassified to "Long-term amounts due from related parties" on the Consolidated Balance Sheet.
Seadrill has made available a fully-subordinated unsecured credit facility of $20 million which will expire at the anniversary of the first draw-down of this amount or a portion thereof. The facility is to be provided by both Seadrill and Fintech at a ratio of 50.0% each. This matured at the end of December 2016. The facility bore interest at a rate of LIBOR plus a margin of 6.5%. The facility was intended to be repayable once SeaMex had complied with certain conditions with regards to its lenders, however remained undrawn. Seadrill and Fintech have also provided loan facilities (Sponsor Loans) for the two bank guarantee amounts (as detailed below), which are undrawn as at December 31, 2016.

Interest income for the year ended December 31, 2016 for these loans was $18 million (2015: $17 million; 2014: nil).

Capital contributions
During the year ended December 31, 2015 both the joint venture partners each made an additional $19 million of equity investment in SeaMex while retaining their 50% share in the joint venture.

Guarantees
During the latter part of 2015, SeaMex experienced issues regarding the delayed payment of invoices by its sole customer. The customer deferred payment into 2016 and SeaMex has since recovered the overdue balances. In order to ease the resulting cash flow impact on SeaMex, the Company, along with Fintech, its joint venture partner, agreed to provide certain support to SeaMex. Simultaneously, the lenders to SeaMex have provided a short-term amendment to the bank facility to provide some additional flexibility.

In December 2015, the Company and Fintech provided a joint and several guarantee for potential prepayment deficits that SeaMex might face under its loan agreements. The total guarantee for the potential prepayment deficits based on the December 31, 2015 testing date was $51 million. No liability was recognized for this guarantee as the Company did not consider it probable for the guarantee to be called. This joint and several guarantee was released in September 2016 as part of SeaMex's recent amendment to the bank facility.

In respect of the guarantees and facilities described above, Seadrill has also obtained an indemnity from Fintech in order to be able to recover up to 50% of funding and costs, should Seadrill be called to make a contribution greater than its 50% share.

Seadrill has also provided performance guarantees for the SeaMex drilling units, up to a total of $30 million as at December 31, 2016 (2015: $30 million)

Receivables and Payables
Receivables and payables with the SeaMex JV are comprised of management fees, advisory and administrative services, and other items including accrued interest. Receivables and payables are unsecured and generally settled quarterly in arrears in the ordinary course of business.

Receivables/(payables) with SeaMex Joint Venture as at December 31, 2016 consisted of the following:

(In $ millions)	December 31, 2016	December 31, 2015
Seller’s credit	250	250
$45 million loan facility	45	45
Other receivables	53	34
Other payables	(2)	—

Seabras Sapura transactions
Seabras Sapura Participacoes S.A. and Seabras Sapura Holding GmbH, together referred to as Seabras Sapura, are joint ventures each indirectly owned 50% by the Company, and 50% by TL Offshore Sdn Bhd, a subsidiary of SapuraKencana.

Yard guarantees
The Company provided a yard guarantee in relation to the Seabras Sapura Participacoes S.A. pipe-laying vessel of EUR 47 million ($51 million), which was provided on a 50:50 basis with the joint venture partner. During 2015 the unit was delivered and the yard obligations were fulfilled. The Company therefore no longer has any further obligations.

The Company has provided yard guarantees in relation to Seabras Sapura Holding GmbH pipe-laying vessels which have been provided on a 50:50 basis with TL Offshore. As at December 31, 2016 there were no guarantees outstanding as construction of the final vessel was completed during the second quarter of 2016 (December 31, 2015: $125 million).

Loans
In May 2014, the Company entered into a loan agreement with Sapura Navegaceo Martima S.A. of $10.8 million, which was novated to Seabras Sapura Participações S.A. on December 30, 2015. The loan had an interest of 3.4% and was initially repayable by May 31, 2015. On May 28, 2015 the maturity date for this loan was extended to May 31, 2016. Subsequently, the loan agreement was amended and maturity date extended to February 28, 2017. Subsequent to the year end, the maturity was extended to May 31, 2017. The outstanding balance as at December 31, 2016 was $11 million (December 31, 2015: $11 million).

In May 2014, the Company entered into a loan agreement with Seabras Sapura of €3.25 million ($4.5 million). The loan had an interest of 3.4% and was repayable by May 31, 2015. On May 28, 2015 the maturity date for this loan was extended to May 31, 2016, however the loan was repaid in full in January 2016. The outstanding balance as at December 31, 2016 was nil (December 31, 2015: $3 million).

In January 2015, the Company provided a loan to Sapura Navegacao Martima S.A. of $18 million, which was novated to Seabras Sapura Participações S.A. on December 30, 2015. The loan bears an interest rate of 3.4% and was initially repayable by February 16, 2016. Subsequently, the loan agreement was amended and maturity date extended to February 28, 2017. Subsequent to the year end, the maturity was extended to May 31, 2017. The outstanding balance as at December 31, 2016 was $18 million (December 31, 2015: $18 million).

In April 2015, the Company provided a loan to Sapura Onix GmbH of $14 million. The outstanding balance as at December 31, 2016 was $14 million (December 31, 2015: $14 million). The loan bore an interest rate of LIBOR plus 3.99% and is repayable on demand, subject to certain restrictions under the agreement.

In December 30, 2015, the Company provided a loan to Seabras Sapura Participações S.A. of $3.3 million relating to the payments for equipment. The outstanding balance as at December 31, 2016 was $3.3 million (December 31, 2015: $3.3 million). The loan bears an interest rate of 4.4% on overdue balances, and was due to be repaid on February 28, 2017. The Company is negotiating the extension of this with the joint venture.

In June 2016, the Company provided a subordinated loan to Seabras Rubi GmbH of $14 million in connection with delivery of the Seabras Rubi pipe-laying vessel. The loan bears an interest rate of LIBOR plus 3.99% and is repayable on demand, subject to certain restrictions under the agreement. The outstanding balance as at December 31, 2016 was $14 million (December 31, 2015: nil).

In October 2016, the Company provided a subordinated loan to Seabras Jade GmbH of $12 million in relation to the funding retention account in the joint venture for the Sapura Jade vessel. The loan bears an interest rate of LIBOR plus 3.99% and is repayable on demand, subject to certain restrictions under the agreement. The outstanding balance as at December 31, 2016 was $12 million (December 31, 2015: nil).

In December 2016, the Company provided a subordinated loan to Seabras Onix GmbH, $6 million in relation to the funding retention accounts in the joint venture for the vessels. The loan bears an interest rate of LIBOR plus 3.99% and is repayable on demand, subject to certain restrictions under the agreement. The outstanding balance as at December 31, 2016 was $6 million (December 31, 2015: nil).

In December 2016, the Company provided a subordinated loan to Seabras Diamante GmbH, $7 million in relation to the funding retention accounts in the joint venture for the vessels. The loan bears an interest rate of 4.5% and is repayable on demand, subject to certain restrictions under the agreement. The outstanding balance as at December 31, 2016 was $7 million (December 31, 2015: nil).

In December 2016, the Company provided a subordinated loan to Seabras Topazio GmbH, $7 million in relation to the funding retention accounts in the joint venture for the vessels. The loan bears an interest rate of 4.5% and is repayable on demand, subject to certain restrictions under the agreement. The outstanding balance as at December 31, 2016 was $7 million (December 31, 2015: nil).

The total net interest income of the above loans relating to Seabras Sapura for 2016 was $2.1 million (2015: $1.5 million; 2014: $0.3 million).

Financial guarantees
PLSV I - In December 2013, certain subsidiaries of Seabras Sapura Holding GmbH entered into a $543 million senior secured credit facility agreement in order to part fund the acquisition of the Sapura Diamante, and Sapura Topazio pipe-laying support vessels. As a condition to the lenders making the loan available to each of the borrowers, the Company provides a Sponsor Guarantee, on a 50:50 basis with the joint venture partner, Sapura Energy Berhad (formerly known as SapuraKencana Petroleum Berhad), in respect of the obligations of the borrowers during certain defined time periods, the release of such guarantees being subject to the satisfaction of certain defined conditions. The guarantees cover obligations and liabilities of the borrowers under the facility agreement which arise during the period between the expiry of a contract and extension or renewal of that contract and following a guarantee extension relating to early termination of a contract. During these periods, the guarantees can only be called if the facility is in default. The total amount guaranteed by Seadrill as at December 31, 2016 was $218 million (December 31, 2015: $242 million). The guarantees secure the full outstanding amount under the facility agreement.

PLSV II - In April 2015, certain subsidiaries of Seabras Sapura Holding GmbH entered into a $780 million senior secured credit facility agreement in order to part fund the acquisition of the Sapura Onix, Sapura Jade and Sapura Rubi pipe-laying support vessels. As a condition to the lenders making the loan available to each of the borrowers, the Company provides a sponsor guarantee, on a 50:50 basis with the joint venture partner, Sapura Energy Berhad (formerly known as SapuraKencana Petroleum Berhad) in respect of the obligations of the borrowers during certain defined time periods, the release of such guarantees being subject to the satisfaction of certain defined conditions. The guarantees cover obligations and liabilities of the borrowers under the facility agreement which arise during the period between the expiry of a contract and extension or renewal of that contract and following a guarantee extension relating to early termination of a contract. During these periods, the guarantees can only be called if the facility is in default. The amount guaranteed by Seadrill as at December 31, 2016 was $367 million (December 31, 2015: $256 million). The guarantees are vessel specific can only be called for the outstanding amounts under the relevant vessel tranche.

In addition, Seadrill provided bank guarantees in relation to the above credit facilities to cover 6 months of debt service costs and 3 months of operating expenses under retention accounts. These guarantees were released in the period following Seadrill providing loans as described above. The total amount guaranteed as at December 31, 2016 was nil (December 31, 2015: $52 million). The guarantees are vessel specific can only be called for the outstanding amounts under the relevant vessel tranche.

Sapura Esmeralda - In November 2012, a subsidiary Seabras Sapura Participacoes S.A. entered into a $179 million senior secured credit facility agreement in order to part fund the acquisition of the Sapura Esmeralda pipe-laying support vessel, with a maturity in 2032. During 2013 an additional facility of $36 million was entered into, with a maturity in 2020. As a condition to the lenders making the loan available the borrower, a wholly owned subsidiary of the Company provided a sponsor guarantee, on a joint and several basis with the joint venture partner, TL Offshore Sdn. Bhd. in respect of the obligations of the borrower. The total amount guaranteed by the subsidiaries of the joint venture partners as at December 31, 2016 was $202 million (December 31, 2015: $206 million).

The Sapura Esmeralda, operates under a temporary Brazilian flag which expires on 5 May 2017. Seabras Sapura is currently in the process of obtaining a registration with Brazilian authorities which will either entitle the vessel to permanently fly the Brazilian flag, or which will result in a renewal of the temporary Brazilian flag. There is a risk that either no permanent right to fly the Brazilian flag will be obtained, or that the temporary flag will not be renewed. If this were to happen, it is likely to affect the operations of the Sapura Esmeralda, which could in turn affect its commercial agreements and related financing.

As at the Consolidated Balance Sheet date, the Company have not recognized a liability as Seadrill do not consider it probable for the guarantees to be called.

Operating activities
A subsidiary of Seabras Sapura sublets warehouse and office space to subsidiaries of the Company in Brazil. The amount charged for the year ended December 31, 2016 was $2 million (2015: $1 million and 2014: nil). These amounts are included in "Vessel and rig operating expenses" in the Consolidated Statement of Operations.

Other trading balances with Seabras Sapura, including interest receivable, totaled a receivable of $9 million as at December 31, 2016 (December 31, 2015: $12 million).

Other related party transactions
In the year ended December 31, 2016, the Company recognized related party revenues of $100 million (2015: $119 million, 2014: $97 million).
In 2016 and 2015 the revenue related to Seadrill Partners and SeaMex under the management agreements as described above.
In 2014 the revenue related to Seadrill Partners under the management agreements as described above.